CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 21, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Reports to Shareholders of Columbia Contrarian Core Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia Mid Cap Growth Fund, Columbia Disciplined Small Core Fund (formerly known as Columbia Small Cap Core Fund), Columbia Small Cap Growth Fund I, Columbia Global Dividend Opportunity Fund, Columbia Global Technology Growth Fund, Columbia Balanced Fund, Active Portfolios® Multi-Manager Total Return Bond Fund (formerly known as Active Portfolios® Multi-Manager Core Plus Bond Fund), Active Portfolios® Multi-Manager Small Cap Equity Fund and Columbia Global Energy and Natural Resources Fund (twelve of the funds constituting Columbia Funds Series Trust I), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 25, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Report to Shareholders of Active Portfolios® Multi-Manager Alternatives Fund (formerly known as Active Portfolios® Multi-Manager Alternative Strategies Fund) (one of the funds constituting Columbia Funds Series Trust I), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 20, 2016, relating to the financial statements and financial highlights, which appear in the March 31, 2016 Annual Report to Shareholders of Active Portfolios® Multi-Manager Growth Fund (one of the funds constituting Columbia Funds Series Trust I), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2016